ABERDEEN FUNDS

Aberdeen Tax-Free Income Fund

Supplement dated September 14, 2017 to the Prospectus dated February 28, 2017,

as supplemented to date (the “Prospectus”)

Effective immediately, the following replaces the second paragraph in the section entitled “Summary – Aberdeen Tax-Free Income Fund – Performance” in the Prospectus beginning on page 91:

The table compares the Fund’s average annual total returns to the returns of the BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index, a broad-based securities index. Effective September 14, 2017, the BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index replaced the Bloomberg Barclays Municipal Bond Index as the Fund’s primary benchmark. The Adviser believes that the BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index is a more meaningful comparison index given the duration of the Fund’s holdings. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Effective immediately, the following replaces the table in the section entitled “Summary – Aberdeen Tax-Free Income Fund – Performance – Average Annual Total Returns as of December 31, 2016” in the Prospectus beginning on page 92:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-4.49%	1.42%	2.87%
Class A shares – After Taxes on Distributions	-4.49%	1.29%	2.64%
Class A shares – After Taxes on Distributions and Sales of Shares	-1.31%	1.80%	2.85%
Class C shares – Before Taxes	-2.05%	1.53%	2.56%
Class T shares – Before Taxes	-2.75%	1.79%	3.05%
Class R shares – Before Taxes	-0.50%	2.16%	3.39%
Institutional Class shares – Before Taxes	0.01%	2.55%	3.59%
Institutional Service Class shares – Before Taxes	0.01%	2.55%	3.59%
BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	0.24%	2.92%	4.23%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	4.25%

This supplement is dated September 14, 2017.

Please retain this supplement for future reference.

ABERDEEN FUNDS

Aberdeen Equity Long-Short Fund

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Multi-Cap Equity Fund

Aberdeen U.S. Small Cap Equity Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated September 14, 2017 to each Fund’s Statement of Additional Information dated February 28, 2017, as supplemented to date (the “SAI”)

Effective immediately, the following replaces the information with respect to Francis Radano, III in the table setting forth the accounts for which each portfolio manager has day-to-day management responsibilities in the section entitled “APPENDIX A – PORTFOLIO MANAGERS – OTHER MANAGED ACCOUNTS” on page A-3 of the SAI:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2016)
Francis Radano, III Equity Long-Short Fund U.S. Mid Cap Equity Fund U.S. Multi-Cap Equity Fund U.S. Small Cap Equity Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 8 accounts, $1,082.12 total assets Other Accounts: 7 accounts, $110.33 total assets

This supplement is dated September 14, 2017.

Please retain this supplement for future reference.